UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 30, 2004


                                   IGIA, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    000-23506                  33-0601498
          --------                    ---------                  ----------
(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)               File No.)              Identification No.)


11 West 42nd Street, 7th Floor, New York, New York                      10036
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (212) 575-0500


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 8.  Change in Fiscal Year

         On June 30, 2004, the Registrant's Board of Directors changed the Registrant's fiscal year end from June 30 to February 28. The Registrant will file a 10-QSB for the quarter ended May 31, 2004. No transition report is required to be filed in connection with this change in fiscal year.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2004

                                             IGIA, INC.



                                             By: /s/ Kurt Streams
                                                 -------------------------------
                                                 Name: Kurt Streams
                                                 Title:  Chief Financial Officer